Exhibit 99.2

Alight strengthens leadership team with appointment of Dinesh Tulsiani as President of Employer Solutions and Susan Davies as interim Chief Financial Officer

Appointments reinforce Alight’s focus on innovation, operational excellence and helping clients achieve better outcomes at scale

CHICAGO — May 1, 2026 — Alight, Inc. (NYSE: ALIT), a leading benefits administration provider of health, wealth, leave and point solutions, today announced two executive leadership appointments that support the company’s continued focus on operational excellence, innovation and long-term growth.

Dinesh Tulsiani has been appointed President, Employer Solutions, effective May 1, 2026. In addition, Susan Davies, Alight’s Chief Accounting Officer and Global Controller, has been named Interim Chief Financial Officer, effective May 8, 2026, following the previously announced departure of Greg Giometti.

Dinesh Tulsiani appointed President, Employer Solutions

Reporting directly to Chief Executive Officer Rohit Verma, Dinesh will lead the Employer Solutions business alongside Alight’s Health and Leaves Solution Leaders, Strategy, User Experience and Value Engineering teams to continue advancing Alight’s strategy and delivering outcomes for clients at scale. This includes ongoing collaboration with key leaders across the business, including Karen Frost, Senior Vice President, Health and Navigation Solution Leaders, and Kevin Curry, Senior Vice President, Leaves Solution Leader, who remain key members of Alight’s Executive Leadership Team. Together, this team will continue to build on the strong foundation already in place, with a shared focus on execution, innovation and delivering the future of Alight.

“Dinesh has played an important role in shaping Alight’s strategic evolution, and this appointment reflects the confidence we have in his leadership and vision,” said Rohit Verma, Chief Executive Officer of Alight. “He brings deep knowledge of our business, our clients and the opportunities ahead. As we continue executing on our operating principles and strategy for long-term growth, Dinesh will help accelerate innovation, strengthen how we deliver value and advance the outcomes our clients count on.”

“I am honored to step into this role and grateful for the trust Rohit and the Board have placed in me,” said Dinesh Tulsiani. “Alight has a strong foundation, differentiated capabilities and an exceptional team. I look forward to partnering across the business to build on that momentum, sharpen our focus and continue helping clients and their people navigate some of life’s most important decisions.”

Dinesh previously served as Alight’s Chief Strategy Officer from September 2017 to February 2025, during which time he was instrumental in driving the company’s growth trajectory, including its expansion into health navigation, global payroll, and voluntary benefits. Following his departure, he served in several advisory roles before rejoining Alight in an advisory capacity in January 2026. Before his initial tenure at Alight, Dinesh led corporate development for Aon’s HR Solutions segment and held senior strategic roles including SVP Corporate Strategy at Aon and VP Corporate Development and Strategy at Hewitt Associates. He also previously worked at IHS Markit and EY.

Susan Davies named Interim Chief Financial Officer
Effective May 8, 2026, Susan Davies will serve as Interim Chief Financial Officer while Alight conducts a search for a permanent CFO. Greg Giometti will remain through May 8 to support a smooth transition.

“Susan is a highly respected financial leader with deep expertise, strong judgment and a thorough understanding of our business,” said Verma. “She has been an invaluable member of our leadership team, and I have full confidence in her ability to provide continuity and leadership for our finance organization as we advance our priorities and complete the CFO search.”

Susan currently serves as Chief Accounting Officer and Global Controller of Alight, Inc., a position she has held since May 2021, where she oversees global controllership and external and regulatory reporting, including SEC regulatory reporting. She joined Alight from Willis Towers Watson (WTW), where she held various roles from 2007 to 2021, including Principal Accounting Officer and Global Controller and Global Head of Internal Audit. Prior to WTW, she spent 10 years at PwC, working primarily in Global Risk Assurance, where she led internal audit engagements across multiple industries and assisted newly public companies with Sarbanes-Oxley adoption.

With these appointments, Alight continues to strengthen its leadership team in support of its operating principles, including delivering service and operational excellence, innovating products that create real value and actionable insights and building relationships that result in enduring, trusted partnerships.

About Alight Solutions
Alight is a leading benefits administration provider of health, wealth, leave and point solutions for many of the world’s largest organizations and over 30 million people. Through the administration of employee benefits, Alight helps clients gain a benefits advantage while building a healthy and financially secure workforce by unifying the benefits ecosystem across health, wealth, wellbeing, absence management and navigation. Our Alight Worklife® platform empowers employers to gain a deeper understanding of their workforce and engage them throughout life’s most important moments with personalized benefits management and data-driven insights, leading to increased employee wellbeing, engagement and productivity. Learn more at alight.com.

Investors
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Media Contact
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Alight Media Relations
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Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements regarding Alight’s management succession plans and statements related to the expectations regarding the performance and outlook for Alight’s strategy, business, financial results, liquidity and capital resources, our ability to execute on our operating principles and strategy for long-term growth and our ability to accelerate innovation. In some cases, these forward-looking statements can be identified by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “would,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties including, among others, risks associated with competition, an inability to successfully execute on operational and technological enhancements designed to drive value for our clients or drive internal efficiencies, issues relating to the use of new and evolving technologies, such as Artificial Intelligence (“AI”) and Machine Learning (“ML”), we may not achieve our financial projections, which could have an adverse effect on our business, operating results, and financial condition, cyber-attacks and security vulnerabilities and other significant disruptions in our information technology systems and networks that could expose us to legal liability, impair its reputation or have a negative effect on our results of operations, our handling of confidential, personal or proprietary data, actions or proposals from activist stockholders, the precision of assumptions underlying certain reported measures, and compliance with applicable laws or regulations, including changes thereto. Additional factors that could cause Alight’s results to differ materially from those described in the forward-looking statements can be found under the section entitled “Risk Factors” of Alight’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the "SEC") on February 24, 2026, as such factors may be updated from time to time in Alight's filings with the SEC, which are, or will be, accessible on the SEC's website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be considered along with other factors noted in this presentation and in Alight’s filings with the SEC. Alight undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.